SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 1999
                                                            -----------

                             PMA Capital Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)

    Pennsylvania                      000-22761                 23-2217932
    ------------                      ---------                 ----------
(State or other jurisdiction         (Commission              (IRS Employer
  of incorporation)                  File Number)           Identification No.)


                         1735 Market Street, Suite 2800
                            Philadelphia, Pennsylvania            19103-7590
                            --------------------------            ----------
                     (Address of principal executive offices)      (Zip Code)


               Registrant's telephone number, including area code:

                                 (215) 665-5046
                                 --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

5. Other Events.

         A. On May 5, 1999, the registrant issued a news release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

        (c) The exhibit accompanying this report is listed in the Index to Exhibits on the following page.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PMA Capital Corporation



Date:  May 6, 1999                   By: /s/ Francis W. McDonnell
                                         ------------------------
                                         Francis W. McDonnell,
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer

                          Index to Exhibits
                          -----------------

     Number                   Description                     Method of Filing
     ------                   -----------                     ----------------
       99                PMA Capital Corporation               Filed herewith
                           news release dated
                             May 5, 1999